Exhibit 99.1

GENERAL INFORMATION PAGE

FILL IN THE INFORMATION HERE TO POPULATE THE GENERAL FIELDS OF THE WORKSHEET

CASE NAME	Restoragen, Inc

CASE NUMBER	02-83998

PETITION DATE	12/17/02

End of Month 1	12/31/02

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CASE NAME: Restoragen, Inc	MONTHLY OPERATING REPORTS COMPARATIVE BALANCE SHEETS	FORM OPR-1A
CASE NUMBER: 02-83998

ASSETS	PETITION DATE 12/17/02	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	MONTH ENDING 05/31/03

CURRENT ASSETS
Cash	758,790	871,544	0	0	0	0	0
Accounts Receivable, Net (Sched. A)	486,561	241,561	0	0	0	0	0
Inventory, At Lower Of Cost Or Market	0	0	0	0	0	0	0
Prepaid Expenses	349,262	286,789	0	0	0	0	0
Other	24,500	24,500	0	0	0	0	0

Total Current Assets	1,619,113	1,424,394	0	0	0	0	0

PROPERTY, PLANT & EQUIPMENT (Sched. B)	27,930	27,930	0	0	0	0	0
Less Accumulated Depreciation	9,408	12,054	0	0	0	0	0
Net Property	18,522	15,876	0	0	0	0	0

OTHER ASSETS (Describe)
loan origination fees	253,969	250,000	0	0	0	0	0

Total Other Assets	253,969	250,000	0	0	0	0	0
TOTAL ASSETS	1,891,604	1,690,270	0	0	0	0	0

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING OPERATING REPORTS, CONSISTING OF 9 PAGES ARE TRUE AND CORRECT.

Date submitted 1/22/03	Signed /s/ David Walker	DAVID WALKER
(Printed name of signatory)

CASE NAME: Restoragen, Inc	MONTHLY OPERATING REPORTS COMPARATIVE BALANCE SHEETS
CASE NUMBER: 02-83998

LIABILITIES & STOCKHOLDERS' EQUITY	PETITION DATE 12/17/02	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	MONTH ENDING 05/31/03

LIABILITIES
Post Petition Liabilities (Sched. C)	0	310,866	0	0	0	0	0
Pre Petition Liabilities
Notes Payable — Secured	19,425,175	19,425,175	0	0	0	0	0
Priority Debt	0	0	0	0	0	0	0
Unsecured Debt	968,578	968,578	0	0	0	0	0
Other	4,194,471	4,107,718	0	0	0	0	0
Total Pre Petition Liabilities	24,588,224	24,501,471	0	0	0	0	0

Total Liabiliites	24,588,224	24,812,337	0	0	0	0	0

STOCKHOLDERS' EQUITY
Preferred Stock (PIC)	3,544	3,544
Common Stock (PIC)	73,794	73,794	0	0	0
Paid-in Capital (APIC)	81,345,226	81,346,301	0	0	0
Retained Earnings
Through Filing Date	(104,119,184)	(104,119,184)	0	0	0
Post Filing Date	0	(426,522)	0	0	0

Total Stockholders' Equity	(22,696,620)	(23,122,067)	0	0	0	0	0

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	1,891,604	1,690,270	0	0	0	0	0

CASE NAME: Restoragen, Inc	STATEMENT OF INCOME (LOSS) — POST PETITION	FORM OPR-2
CASE NUMBER: 02-83998

	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	MONTH ENDING 05/31/03	YEAR TO DATE 05/31/03

NET REVENUE (INCOME)	0	0	0	0	0	0	0

COST OF GOODS SOLD
Materials	0	0	0	0	0	0	0
Labor — Direct	0
Manufacturing Overhead	0
Total Cost of Goods Sold	0	0	0	0	0	0	0
GROSS PROFIT	0	0	0	0	0	0	0
OPERATING EXPENSES
Selling & Marketing	0	0	0	0	0	0	0
Executive & Mgmt. Salaries	42,273
Office & Other Salaries
Rent
Other (Attach Schedule)	248,105
Total Operating Expenses	290,378	0	0	0	0	0	290,378
OTHER EXPENSES
Quarterly Fees	0	0	0	0	0	0	0
Depreciation	2,646
Interest	45,605
Interest Income	(718)
Attorney's Fees	88,611
Other Professional Fees
Total Other Expenses	136,144	0	0	0	0	0	136,144
Total Expenses	426,522	0	0	0	0	0	426,522
NET INCOME (LOSS)	(426,522)	0	0	0	0	0	(426,522)

CASE NAME: Restoragen, Inc	STATEMENT OF SOURCE AND USE OF CASH	FORM OPR-3
CASE NUMBER: 02-83998

		PETITION DATE 12/17/02	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	YEAR TO DATE 04/30/03

	CASH DIFFERENCE
	Current Ending Cash Balance	758,790	871,544	0	0	0	0	1,630,334
	Less Ending Prior Month Balance		758,790	0	0	0	0	758,790

	NET CASH INCREASE (DECREASE)		112,754	0	0	0	0	112,754

	SOURCES OF CASH
	Income (Loss) From Operations		(426,522)	0	0	0	0	(426,522)
	Add: Non-cash items (Depr. & Amort.)		3,721	0	0	0	0	3,721

	Cash Generated From Operations		(422,801)	0	0	0	0	(422,801)

Add:	Decrease in Assets
	Accounts Receivable		245,000	0	0	0	0	245,000
	Inventory		0	0	0	0	0	0
	Prepaid Expenses		62,473	0	0	0	0	62,473
	Property, Plant & Equipment		0	0	0	0	0	0
	Other Current Assets		0	0	0	0	0	0
	Other Assets		3,969	0	0	0	0	3,969

	Increase in Liabilities:
	Post Petition Liabilities		310,866	0	0	0	0	310,866
	Pre Petition Liabilities		0	0	0	0	0	0

	TOTAL SOURCES OF CASH		199,507	0	0	0	0	199,507

	USE OF CASH
Subtract:	Increase in Assets
	Accounts Receivable		0	0	0	0	0	0
	Inventory		0	0	0	0	0	0
	Prepaid Expenses		0	0	0	0	0	0
	Property, Plant & Equipment		0	0	0	0	0	0
	Other Current Assets		0	0	0	0	0	0
	Other Assets		0	0	0	0	0	0

	Decrease in Liabiilities:
	Post Petition Liabilities		0	0	0	0	0	0
	Pre Petition Liabilities		86,753	0	0	0	0	86,753

	TOTAL USE OF CASH		86,753	0	0	0	0	86,753

	NET CASH INCREASE (DECREASE)		112,754	0	0	0	0	112,754

CASE NAME: Restoragen, Inc	SCHEDULE OF ACCOUNTS RECEIVABLE AGING
CASE NUMBER: 02-83998		SCHEDULE A

		TOTAL ACCOUNTS RECEIVABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91-120 DAYS	OVER 120 DAYS
Date of Filing:	12/17/02	486,561	486,011	0	0	0	550
% of Total		100%	99.89%	0.00%	0.00%	0.00%	0.11%

Month:	12/31/02	241,561	241,011	0	0	0	550
% of Total		100%	99.77%	0.00%	0.00%	0.00%	0.23%

Month:	01/31/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

Month:	02/28/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

Month:	03/31/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

Month:	04/30/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

Month:	05/31/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

CASE NAME: Restoragen, Inc	SCHEDULE OF FIXED ASSETS
CASE NUMBER: 02-83998		SCHEDULE B

	MONTH 12/31/02	MONTH 01/31/03	MONTH 02/28/03	MONTH 03/31/03	MONTH 04/30/03	MONTH 05/31/03

FIXED ASSETS:
Buildings	0
Land	0
Improvements	0
Office Furniture	0
Office Equipment	0
Computer Equipment	15,876
Shop Machinery	0
Shop Equipment	0
Automobiles	0
Vans	0
Trucks	0
Trailers	0
Heavy Equipment	0
Other Vehicles	0
Major Tools	0
Boat & Airplane	0
Warehouse Equipment	0
Other	0

TOTAL FIXED ASSETS	15,876	0	0	0	0	0

CASE NAME: Restoragen, Inc	SCHEDULE OF POST PETITION DEBT
CASE NUMBER: 02-83998		SCHEDULE C

	MONTH 12/31/02	MONTH 01/31/03	MONTH 02/28/03	MONTH 03/31/03	MONTH 04/30/03	MONTH 05/31/03

TRADE ACCOUNTS PAYABLE	257,917

TAXES PAYABLE:
Federal Payroll Taxes
State Payroll Taxes
State Sales Taxes
Local Payroll Taxes
Real Estate & Pers. Prop. Taxes
Other:
TOTAL TAXES PAYABLE	0	0	0	0	0	0

OTHER LIABILITIES
Post Petition Secured Debt
Accrued Interest Payable	45,605
Other Accrued Liabilities
Redeemable Stock Dividend	7,344

TOTAL OTHER LIABILITIES	52,949	0	0	0	0	0
TOTAL POST PETITION DEBT	310,866	0	0	0	0	0

CASE NAME: Restoragen, Inc	(revised 3-94)
CASE NUMBER: 02-83998	Schedule D Page 1 of 2

SUMMARY OF SIGNIFICANT ITEMS
Month of December 2002

1.             Insurance Coverage

	Carrier/ agent Name	Amount of Coverage	Policy Expiration Date	Premium Paid thru Date
Workers' Compensation	Cincinnati Ins	100,000	8/1/03	1/31/03
General Liability	Cincinnati Ins	1,000,000	8/1/03	1/31/03
Excess Liability	Cincinnati Ins	1,000,000	8/1/03	1/31/03
Fire & Extended Coverage
Vehicle Liability
Vehicle Collision
Theft
Other (specify)
Directors & Officers	Twin City Fire Ins	5,000,000	9/1/03	9/1/03
Directors & Officers	XL Specialty	5,000,000	9/1/03	9/1/03
Directors & Officers	Houston Casualty	5,000,000	9/1/03	9/1/03
Directors & Officers	Royal Indemnity	5,000,000	9/1/03	9/1/03
Directors & Officers	Lumbermens	5,000,000	9/1/03	9/1/03
Clinical Trial	Lexington	4,000,000	8/14/03	8/14/03
Health	United Healthcare		9/30/03	9/30/03
Dental	Ameritas		9/30/03	9/30/03
Disability	Jefferson Pilot		6/30/03	12/31/02

2.             Statment of Payments of Secured Creditors

(list all payments made to secured creditors during the month & the purpose for such payment, i.e. Court ordered adequate protection cash collateral payments)

Payee	Description	Amount Paid this Month	Total Paid Post petition
n/a

3.             Tax Payments Made This Month (Not Accruals) (attach copies of tax receipts or checks)

	Date Paid	Amount Paid	Post Petition Taxes Still Unpaid (agrees to Sch. C)
Federal Payroll W/H Taxes	12/31/02	32,504
Federal Payroll W/H Taxes
Federal Payroll W/H Taxes
Federal Payroll W/H Taxes
Fed. Unemployment Taxes
State Payroll W/H Taxes		6,806
State Unemployment Taxes
State Sales & Use Taxes
Property Taxes
Other — Medicare Taxes		3,342

CASE NAME: Restoragen, Inc	revised 10-96
CASE NUMBER: 02-83998	Schedule D Page 2 of 2

4.             Compensation Payments Made This Month (Not Accruals) — post petition

(List all payments made to owners of proprietorships; partners of partnerships; officers, directors and shareholders of corporations)

Name	Amount	Date of Court Order Authorizing Payment
David Hathaway	17,500
Ashleigh Palmer	29,167
Roberta Schnieder	17,500
David Walker	19,167
Fred Wagner	17,971

5.             Payments Made This Month To Professionals (Not Accruals)

Professional	Amount	Date of Court Order Authorizing Payment
Attorney(s)	No payments post petition
Accountant(s)	No payments post petition
Management Co.(s)	No payments post petition
Appraiser(s)	No payments post petition
Other (specify)	No payments post petition

6.             Record of Disbursement and Payment of Quarterly Fees

Period Ending	*Total Disbursements	Quarterly Totals	Quarterly Fee**	Date Paid	Amount Paid	Check Number
January	$
February	$
March	$	$	$		$
April	$
May	$
June	$	$	$		$
July	$
August	$
September	$	$	$		$
October	$
November	$
December	$	$	$		$

*                                         Each month list the total money spent for all purposes.  At the end of the quarter, add the monthly totals.  This is the amount used to compute the quarterly fee due the U.S. Trustee, from the table below.

** Effective 10-01-96 [$-0- to $14,999.99 = $250.00].....[$15,000 to $74,999.99 =
$500.00].....[$75,000 to $149,999.99 = $750.00].....[$150,000 to $224,999.99 =
$1,250.00].....[$225,000 to $299,999.99 = $1,500.00].....[$300,000 to $999,999.99 =
$3,750.00].....[$1,000,000 to $1,999,999.99 = $5,000.00].....[$2,000,000 to $2,999,999.99 =
$7,500.00].....$3,000,000 to $4,999,999.99 = $8,000.00].....[$5,000,000 or more = $10,000.00]

Other Expenses ($)

Amortization of Finance charges	3,969
Board Meeting Expense	265
Cleaning	339
Clinical trials	188,959
Computer Expense	88
Consulting	7,807
Group Insurance	2,641
Hazardous Waste	324
Liability Insurance	11,392
Misc Expenses	20,000
Option Extension Expense	8,419
Payroll processing	872
Payroll taxes	1,208
Postage	25
Rent	150
Security	322
Telephone	1,139
Workers comp insurance	187

Total	248,105

Liability Recap	Taxes Debited	Federal Income Tax		32,504.14
		Earned Income Credit Advances		.00
		Social Security — EE		.00
		Social Security — ER		.00
		Social Security Adj — EE		.00
		Medicare — EE		1,671.07
		Medicare — ER		1,671.07
		Medicare Adj — EE		.00
		Federal Unemployment Tax		.00
		State Income Tax		6,806.46
		State Unemployment Insurance — EE		.00
		State Unemployment/Disability Ins — ER		.00
		State Unemployment Insurance Adj — EE		.00
		State Disability Insurance — EE		.00
		State Disability Insurance Adj — EE		.00
		Workers' Benefit Fund Assessment — EE		.00
		Workers' Benefit Fund Assessment — ER		.00
		Local Income Tax		.00
		School District Tax		.00
		Total Taxes Debited	Account Number 180127		42,652.74
	Other Transfers	401K	Account Number 180127		.00
		ADP Direct Deposit	Account Number 180127		74,264.70		Total Liability
		Total Amount Debited From Your Accounts				116,917.44	116,917.44
	Bank Debits and Other Liability	Checks			.00		116,917.44
		Adjustments/Prepay/Voids			.00		116,917.44
	Taxes — Your Responsibiltiy	None This Payroll
							116,917.44

115,470.84	+
0.00	+
1,671.07	+
0.00	+
0.00	+
117,141.91
224.47	-

116,917.44	*

Statistical Summary Recap	RESTORAGEN, INC.	Batch: 3266	Period Ending:	12/31/2002	Week 52
	Company Code: 55M	Quarter Number: 4	Pay Date	12/31/2002	Page 1
	Region Name: MISSOURI REGION		Currrent Date:	12/26/2002